U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549







                                    Form 8-K





                  Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



         Date of Report                               June 1, 1998
                                            (Date of earliest event reported)



                         TGC Industries, Inc.

           (Exact name of registrant as specified in its charter)







        Texas                        0-14908                 74-2095844
   (State or other                 (Commission           (I.R.S. Employer
    jurisdiction                   File Number)         Identification No.)
  of incorporation)



        1304 Summit, Suite 2
        Plano, Texas                                             75074
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:           (972) 881-1099






Item 5.     Other Events

            On June 1, 1998, the Board of Directors of TGC Industries, Inc. ("TGC") or ("the Company") approved amending the Company's Warrant Agreement to extend the term of the Warrants from July 31, 1998 to December 31, 1998; and also approved delaying the increase in the conversion price (from $0.75 to $1.25) of the Company's Series C 8% Convertible Exchangeable Preferred Stock from July 1, 1998, to December 31, 1998, and also to delay the increase from $1.25 to $2.00 in the conversion price of the Preferred Stock from July 1, 1999, to December 31, 1999. Amendment Number Two to Warrant Agreement effective as of June 1, 1998, is attached hereto as Exhibit "A." The Statement of Resolution Regarding Series of Preferred Stock of TGC adopted by the Company's Board of Directors on June 1, 1998, is also attached hereto as Exhibit "B."

Item 7.     Exhibits

            A. Amendment Number Two to Warrant Agreement for TGC Industries, Inc. Warrants dated as of June 1, 1998; and

            B. Statement of Resolution Regarding Series of Preferred Stock of TGC dated June 1, 1998.









Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TGC INDUSTRIES, INC.


                                        /s/ ROBERT J. CAMPBELL
June 1, 1998                     By:_________________________________
                                        Robert J. Campbell,
                                        Vice Chairman of the Board
                                        (Principal Executive Officer)
                                               Officer

H:\DOCS6\T9140\001\4665.1







                                 EXHIBIT "A"

                              Amendment Number Two
                                       to
                                Warrant Agreement
                                       for
                          TGC Industries, Inc. Warrants


     This Amendment Number Two is entered into effective as of June 1, 1998, by and between TGC INDUSTRIES, INC., a Texas corporation (the "Company"); and AMERICAN STOCK TRANSFER & TRUST COMPANY, a New York Corporation (the "Warrant Agent").


                               W I T N E S S E T H :

     WHEREAS, Company and Warrant Agent entered into that certain Warrant Agreement (the "Agreement") dated as of July 28, 1995;

     WHEREAS, at a special (telephone) meeting of the Board of Directors held on June 1, 1998, approval was given for amending the Warrant Agreement so as to extend the expiration date from July 31, 1998 to December 31, 1998; and

     WHEREAS, pursuant to Section 20.B. of the Agreement, the parties hereto wish to amend the Agreement as provided herein.

     NOW, THEREFORE, subject to the terms and conditions and in consideration of the premises and mutual agreements herein set forth, the parties hereto agree as follows:

     1. Definitions. Capitalized terms used but not defined herein shall have the same meanings as in the Agreement.

     2. Amendment. The Agreement is hereby amended by substituting the following as new Section 6.A.:

        "A.     Subject to Section "6.E" below, the registered holder of any
Warrant Certificate may exercise it in whole or in part at any time, but only in such multiples as are required to permit the issuance by Company of one or more shares, by surrender of the Warrant Certificate with the form of election to purchase on the reverse side thereof duly executed, to Warrant Agent at the principal office of the Warrant Agent in New York, New York, at or prior to 5:00 p.m. (New York, New York time) on December 31, 1998, or such later date or dates as the Company may determine (December 31, 1998 or the later date or dates being the "Expiration Date"), together with payment of the Purchase Price, payable to Company, for each share into which the Warrants are exercised."

     3. Notice to Warrant Holders. In accordance with Sections 18 and 19.B. of the Agreement, the parties shall, as soon as practicable after execution of this Amendment, notify the registered Warrant holders of the foregoing amendment.

     4. No Other Amendments. Except as expressly amended and modified hereby, the Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

     5. Counterparts. This Amendment may be executed in counterparts all of which taken together shall constitute one and the same instrument.

     6. Governing Law. This Amendment shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of such State.

     7. Descriptive Headings. Descriptive headings of the several sections of this Amendment are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

                              TGC INDUSTRIES, INC.


                              By:    /s/ Robert J. Campbell
                                    Robert J. Campbell,
                                    Vice Chairman of the Board
ATTEST:

/s/ Rice M. Tilley, Jr.
     Rice M. Tilley, Jr.,
     Assistant Secretary

                              AMERICAN STOCK TRANSFER & TRUST COMPANY


                              By:  /s/ Herbert J. Lemmer
                                 Herbert J. Lemmer, Vice President

ATTEST:


/s/ Susan Silber
     Susan Silber, Assistant Secretary


STATE OF TEXAS             )
                           )
COUNTY OF COLLIN           )


     BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Robert J. Campbell, Vice Chairman of the Board of TGC Industries, Inc., a Texas corporation, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that be executed the same for the purposes and consideration therein expressed, in the capacity therein stated and as the act and deed of said corporation.

     GIVEN under my hand and seal of office this 20th day of July, 1998.



                                     /s/ Patricia K. Ashley

                                     Notary Public, State of Texas



STATE OF TEXAS                  )
                                )
COUNTY OF TARRANT               )


     BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Rice M. Tilley, Jr., Assistant Secretary of TGC Industries, Inc., a Texas corporation, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that be executed the same for the purposes and consideration therein expressed, in the capacity therein stated and as the act and deed of said corporation.

     GIVEN under my hand and seal of office this 16th day of July, 1998.



                                     /s/ Ruth-Anne Cain

                                     Notary Public, State of Texas

STATE OF NEW YORK          )
                           )
COUNTY OF KINGS            )


     BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Herbert J. Lemmer, Vice President of AMERICAN STOCK TRANSFER & TRUST COMPANY, a New York corporation, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated and as the act and deed of said corporation.

     GIVEN under my hand and seal of office this 4th day of August, 1998.


                                     /s/ Henry Reinhold

                                    Notary Public, State of New York

                                EXHIBIT "B"

                       Statement of Resolution Regarding
                           Series of Preferred Stock
                                      of
                             TGC Industries, Inc.


     Pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act, and the Articles of Incorporation, as amended, of the undersigned Corporation, the Corporation submits the following with respect to its Statement of Resolution Establishing its Series C 8% Convertible Exchangeable Preferred Stock, which Statement of Resolution was originally filed with the Secretary of State of Texas on July 9, 1996, for the purpose of modifying certain terms of the Series C Preferred Stock.

     1.     The name of the Corporation is TGC Industries, Inc.; and

     2. The resolution adopting the Statement of Resolution Regarding Series C 8% Convertible Exchangeable Preferred Stock is attached as Exhibit "A" hereto and incorporated herein by reference. Such resolution was duly adopted by all necessary action on the part of the Corporation at a special meeting of the Board of Directors of the Corporation held on June 1, 1998.

     Dated July 1, 1998.


                                 TGC INDUSTRIES, INC.


                                 By:  /s/ Rice M. Tilley, Jr.
                                     Rice M. Tilley, Jr., Assistant Secretary























                               EXHIBIT "A"

                      STATEMENT OF RESOLUTION REGARDING
            SERIES C 8% CONVERTIBLE EXCHANGEABLE PREFERRED STOCK OF

                            TGC INDUSTRIES, INC.

     Pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act and the Articles of Incorporation, as amended, of TGC Industries, Inc., a Texas corporation (the "Corporation" or the "Company"), the Corporation has adopted the following resolution by all necessary action on the part of the Corporation, at a special meeting of the Board of Directors on June 1, 1998, for the purpose of modifying certain terms of its Series C 8% Convertible Exchangeable Preferred Stock as provided therein:

     RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation by Article 4.b of the Corporation's Articles of Incorporation, as amended, the Corporation hereby approves the following with respect to the Statement of Resolution Establishing Series C 8% Convertible Exchangeable Preferred Stock (the "Preferred Stock"), which Statement of Resolution was originally filed with the Secretary of State of Texas on July 9, 1996, by adopting the following modification to subparagraph 3(d) thereof to delay the date of the increase of the conversion price of the Preferred Stock from July 1, 1998 until December 31, 1998 and the subsequent date of the increase of the conversion price of the Preferred Stock from July 1, 1999 to December 31, 1999, so that subparagraph 3(d) of such Statement of Resolution shall read in its entirety as set forth below. Except as modified as set forth below, the Statement of Resolution Establishing Series C 8% Convertible Exchangeable Preferred Stock as filed with the Secretary of State on July 9, 1996, shall remain in full force and effect.

       "(d) Conversion Ratio. Each share of Preferred Stock may, at the discretion of the holder thereof, be converted into shares of Common Stock of the Corporation at the conversion price per share of (i) prior to the close of business on December 31, 1998, the conversion price per share of Common Stock of Seventy-Five Cents ($0.75), (ii) after December 31, 1998 and prior to the close of business on December 31, 1999, the conversion price per share of Common Stock of One Dollar and Twenty-Five Cents ($1.25), and (iii) thereafter, the conversion price per share of Common Stock of Two Dollars ($2.00), as such conversion price may be adjusted and readjusted from time to time in accordance with subparagraph 3(g) hereof (such conversion price, as adjusted and readjusted and in effect at any time, being herein called the "Conversion Price" or the "Conversion Ratio"), into the number of fully paid and non-assessable shares of Common Stock determined by dividing (x) the $5.00 per share price of the Preferred Stock to be so converted by (y) the Conversion Price in effect at the time of such conversion. The Conversion Ratios referred to above will be subject to adjustment as set forth in subparagraph 3(g)."
                                         [END]